W&R Target Funds, Inc.

Supplement dated July 12, 2006
to the
Prospectus dated May 1, 2006

The following replaces the information regarding the management of Core Equity Portfolio in the section entitled "Portfolio Management"

Core Equity Portfolio: Due to the pending retirement of James Wineland, Erik R. Becker and Gustav C. Zinn are primarily responsible for the day-to-day management of Core Equity Portfolio, and both have held their Portfolio responsibilities since July 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Core Equity Portfolio since 2003. He has served as portfolio manager for Ivy Core Equity Fund since February 2006, in addition to his duties as a research analyst. He is Vice President of IICO and WRIMCO and Vice President of Ivy Core Equity Fund, for which IICO serves as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Gustav C. Zinn has been an employee of WRIMCO since 1998. He had served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003, in addition to his duties as a research analyst, and has served as portfolio manager for Ivy Core Equity Fund since February 2006. He is Vice President of IICO and WRIMCO and Vice President of Ivy Core Equity Fund, for which IICO serves as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

The following information supplements the disclosure regarding the management of W&R Target Growth Portfolio in the Section entitled "Portfolio Management":

Growth Portfolio: Daniel P. Becker has been appointed co-manager, and together with Philip J. Sanders, is now primarily responsible for the day-to-day management of Growth Portfolio.

Daniel P. Becker has held his responsibilities for Growth Portfolio since June 2006. He is Senior Vice President of WRIMCO and IICO, and Vice President of Waddell & Reed Advisors Vanguard Fund, Inc. and Ivy Funds. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.